THRIVENT FINANCIAL SECURITIES LENDING TRUST

                                                  Form N-SAR for
                                           Fiscal Period Ended 10-31-05


                                                 INDEX TO EXHIBITS

EXHIBIT NO.  ITEM

1.           Report on internal control by Independent Public
             Accountants. (Item 77.B.)